STOCK EXCHANGE AGREEMENT

                                  BY AND AMONG

                 SOFTWARE PUBLISHING CORPORATION HOLDINGS, INC.

                                      -AND-

                                SEAFISH PARTNERS





                             DATED DECEMBER 15, 1998

     This STOCK EXCHANGE AGREEMENT, dated December 15, 1998, is by and among Software Publishing Corporation Holdings, Inc., a Delaware corporation ("Buyer") with its principal place of business at 3A Oak Road, Fairfield, New Jersey 07004, and Seafish Partners, a partnership with an address of c/o Estudio Chimel, Avenue Luis Maria Campos 799, 1426 Capital Federal, Buenos Aires, Argentina ("Seller").


                                    RECITALS:

     WHEREAS, Buyer desires to acquire 120,000 outstanding shares of the common stock, par value $.01 per share (the "X-ceed Common Stock"), of X-ceed, Inc., a Delaware corporation (the "Company"), from the Seller; and

     WHEREAS, the Seller desires to sell to Buyer such outstanding shares of X-ceed Common Stock; and

     WHEREAS, the Board of Directors of Buyer has determined that it is advisable and in Buyer's advantage and benefit to effect a purchase of such shares of X-ceed Common Stock from the Seller; and

     WHEREAS, the Board of Directors of Buyer has approved and adopted this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties and covenants herein contained, and other good and valuable consideration, the receipt and adequacy is hereby acknowledged, the parties hereto do hereby agree as follows:


                          ARTICLE I - PURCHASE AND SALE

     1.1. Sale and Purchase of Shareholder Shares. On the Closing Date (as hereinafter defined), in accordance with the provisions of this Agreement and applicable law, Seller will sell, assign, transfer and convey to Buyer, and Buyer will purchase from the Seller, 120,000 shares (the "X-ceed Shares") of X-ceed Common Stock.


                           ARTICLE II - CONSIDERATION

     2.1. Amount of Consideration. In consideration for the sale, assignment, transfer and conveyance of the X-ceed Shares to Buyer from Seller pursuant to Paragraph 1.1. above, Buyer shall issue, pay and deliver, at the Closing (as hereinafter defined), an aggregate of 930 shares (the "SPCH Shares") of the Class A 14% Cumulative Non-Convertible Redeemable Preferred Stock, Series A, par value $.001 per share (the "SPCH Preferred Stock"), of Buyer.

             ARTICLE III - REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents, warrants and acknowledges to and covenants and agrees with Buyer as follows:

     3.1. Status; Authority Seller has legal capacity to execute, deliver and perform Seller's obligations under this Agreement; and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Seller and this Agreement constitutes the valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies;

     3.2. Consents and Approvals, No Conflicts.

               (a) The execution and delivery of this Agreement by Seller do not, and the performance by Seller of Seller's obligations hereunder will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent Seller from performing any of Seller's material obligations under this Agreement; and

               (b) The execution, delivery and performance of this Agreement by Seller and the other agreements and agreements to be executed, delivered and performed by Seller pursuant hereto and the consummation of the transactions contemplated hereby and thereby by Seller do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Seller or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of Seller pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which Seller is a party or by which any of such assets or properties is bound, except as would not prevent Seller from performing any of Seller's material obligations under this Agreement and would not have a material adverse effect on Seller or Seller's assets;

     3.3. Investment Intent. Seller is acquiring the SPCH Shares for Seller's own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof or any part thereof, within the meaning of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state securities or blue-sky laws;

     3.4. Investor Status. Seller is an accredited investor as such term is defined under Regulation D promulgated pursuant to the Securities Act ("Regulation D"); and, if there should by any material change in such status prior to the Closing, Seller will immediately advise Buyer of such change in accredited investor status;

     3.5. Intent to Transfer. Seller is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the SPCH Shares or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement;

     3.6. Receipt of Disclosures. Seller acknowledges receipt of Buyer's (a) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, (b) Quarterly Report on Form 10- QSB for the quarter ended March 31, 1998, (c)
Quarterly  Report on Form  10-QSB  for the  quarter  ended  June 30,  1998,  (d)
Quarterly Report on Form 10-QSB for the quarter ended September 30, 1998, (e) Current Report on Form 8-K (Date of Report: February 11, 1998), as amended,(f) Current Report on Form 8-K (Date of Report: May 26, 1998) and (g) Certificate of Designations, in the form attached as Exhibit 3.6 to this Agreement (the "Certificate of Designations"); and Seller has read the such reports, including all exhibits thereto, and Certificate of Designations and understands the contents thereof;

     3.7. Offering Exempt from Registration; Buyer's Reliance.

               (a) Buyer has advised Seller that the SPCH Shares have not been registered under the Securities Act or under the laws of any state on the basis that the issuance thereof is exempt from such registration;

               (b) Buyer's reliance on the availability of such exemption is, in part, based upon the accuracy and truthfulness of Seller's representations contained herein; and

               (c) As a result of such lack of registration, none of the SPCH Shares may be resold or otherwise transferred or disposed without registration pursuant to or an exemption therefrom available under the Securities Act and such state securities laws;

               (d) In furtherance of the provisions of this Paragraph 3.7, all of the certificate(s) representing the SPCH Shares shall bear a restrictive legend substantially in the following form:

          "THE SHARES OF PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED,
     HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SHARES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS;"

     3.9. Sophistication of Seller. Seller has evaluated the merits and risks of purchasing the SPCH Shares and has such knowledge and experience in financial and business matters that Seller is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the SPCH Shares, and is able to bear the economic risk of purchasing the SPCH Shares, including the possibility of a complete loss with respect thereto;

     3.10. Access to Information. Seller has had access to such information regarding the business and finances of Buyer, and has been provided the opportunity to discuss with Buyer's management the business, affairs and financial condition of Buyer and such other matters with respect to Buyer as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of Buyer including, without limitation, pursuant to a meeting and/or discussions with management of Buyer;

     3.11. No Guarantees. That it never has been represented, guaranteed or warranted to Seller by Buyer, or any of Buyer's officers, directors, agents, representatives or employees, or any other person, expressly or by implication, that:

               (a) Any gain will be realized by Seller from Seller's investment in the SPCH Shares;

               (ii) That there will be any approximate or exact length of time that Seller will be required to remain as a holder of the SPCH Shares; or

               (iii) That the past performance or experience on the part of Buyer, its predecessors or of any other person, will in any way indicate any future results of Buyer;

     3.12. High Degree of Investment Risk. That the purchase of SPCH Shares involves a high degree of risk and may result in a loss of the entire amount invested; that Buyer has limited working capital and limited sources of financing available; and that there is no assurance that Buyer's operations will be profitable in the future;

     3.13. State of Residence or Principal Place of Business. The address set forth at the beginning of this Agreement is Seller's true and correct residence, and Buyer has no present intention of becoming a resident of any other country, state or jurisdiction;

     3.14. No Purchaser Representative. Seller has not authorized any person or institution to act as Seller's "purchaser representative" (as such term is defined in Rule 501 of Regulation D) in connection with Seller's acquisition of the SPCH Shares pursuant to this Agreement;

     3.15. No General Solicitation. Seller has not received any general solicitation or general advertising regarding the purchase of any of the SPCH Shares;

     3.16. No Finder. There is no finder in connection with this transaction;

     3.17. No Insider Trading. Seller will not engage in any transaction with respect to securities of Buyer at any time if, at the time of such transaction, Seller is aware of any material non- public information relating to Buyer or Buyer's securities;

     3.18. X-ceed Shares. Seller is the lawful owner of and has the full right, power, and authority to sell, transfer, and deliver to the Buyer the X-ceed Shares in accordance with the terms hereof and the sale, transfer, and delivery of the X-ceed Shares in accordance with the terms hereof will transfer good, valid and marketable title thereto free and clear of all liens, encumbrances, claims or rights of every kind and nature whatsoever;

     3.19. Valid Issuance. All of the X-ceed Shares have been duly authorized, are validly issued and outstanding, are fully paid and nonassessable, and no liability attaches to the holders thereof. The X-ceed Shares are owned by Seller free and clear of any and all restrictions, liens, claims, or encumbrances or rights of third parties of any nature whatsoever; there are no existing options, warrants, calls, or commitments on the part of Seller of any character relating to the X-ceed Shares; and no voting agreements or restrictions of any kind affect the rights of any of the X-ceed Shares or the holders thereof.

     3.20. Freely Tradeable X-ceed Shares. As of the date hereof and on the Closing Date, the X-ceed Shares are either (a) freely tradeable,(b) registered for resale by Seller under the Securities Act and the consummation of the transactions contemplated by this Agreement is not in conflict with the manner of sale provisions contained in the current prospectus included in the an effective registration statement under the Securities Act covering the X-ceed Shares, (c) the Seller is not currently and, for the twelve months immediately preceding the date of this Agreement, has not been, an affiliate of X-ceed and Seller has held the X-ceed Shares, free of any liens or encumbrances, for at least the twelve months immediately preceding the date of this Agreement or (d) the Seller is an affiliate of X-ceed and Seller has held the X-ceed Shares, free of any and all liens or encumbrances, for at least the two years immediately preceding the date of this Agreement; and

     3.21. No Other Representations, Warranties, Covenants or Agreements of Buyer. Except as set forth in this Agreement, or the documents referred to herein, Buyer has not made any representation, warranty, covenant or agreement with respect to the matters contained herein.



              ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents, warrants and acknowledges to and covenants and agrees with Seller as follows:

     4.1. Corporate Status. Buyer (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all necessary corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by Seller and to carry on the business of Buyer, as it is now being conducted, and (iii) is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction wherein the character of the properties owned or leased by Buyer and/or the nature of the activities conducted by Buyer makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not prevent Buyer from performing any of its material obligations under this Agreement and would not have a material adverse effect on the business, operations or financial condition of Buyer (a "Material Adverse Effect");

     4.2. Authority of Agreement. Buyer has the power and authority to accept, execute and deliver this Agreement and, upon acceptance by Buyer (in whole or part), to carry out its obligations hereunder; and the execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer and this Agreement, upon acceptance by Buyer (in whole or part), constitutes the valid and legally binding obligations of Buyer enforceable against Buyer in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies; the SPCH Shares to be issued hereunder, upon issuance thereof in accordance with the terms hereof, will be validly authorized, fully paid and non-assessable;

     4.3. Consents and Approvals; No Conflict.

               (a) The acceptance, execution and delivery of this Agreement by Buyer does not, and the performance by Buyer of its obligations hereunder, upon acceptance by Buyer (in whole or part), will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, other than in connection with state securities or "blue sky" laws, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent Buyer from performing any of its material obligations under this Agreement and would not have a Material Adverse Effect; and

               (b) The acceptance, execution, delivery and performance of this Agreement by Buyer and the other agreements and documents to be executed, delivered and performed by Buyer pursuant hereto and the consummation of the transactions contemplated hereby and thereby by Buyer do not and will not conflict with, violate or result in a breach or termination of any provision of, or constitute a default under (or event which with the giving of notice or lapse of time, or both, would become a default under) the Certificate of Incorporation or By-laws of Buyer or, except as would not prevent Buyer from performing any of its material obligations under this Agreement and would not have a Material Adverse Effect, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to Buyer or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien or encumbrance on any of the assets or properties of Buyer pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which Buyer is a party or by which any of such assets or properties is bound;

     4.4. Absence of Litigation. No claim, action, proceeding or investigation is pending which seeks to delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect Buyer's ability to consummate the transactions contemplated hereby or which would have a Material Adverse Effect, except as disclosed in the SEC Reports (as defined below);

     4.5. Extent of Offering. Subject in part to the truth and accuracy of Seller's representations set forth in Section 3 of this Agreement and the compliance by all agents of Buyer with Rule 503(c) of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the offer, sale and issuance of the SPCH Shares, as contemplated by this Agreement, are exempt from the registration requirements of the Securities Act and are exempt or Buyer has complied with registration requirements of each state where the SPCH Shares are offered or sold, and Buyer will not take any action hereafter that would cause the loss of such exemption or registration;

     4.6 Accuracy of Reports and Information. Buyer is in full compliance, to the extent applicable, with all reporting obligations under Section 12(b), 12
(g) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Buyer has registered the SPCH Common Stock pursuant to
Section 12 of the Exchange Act and the SPCH Common Stock is listed and trades on The Nasdaq SmallCap Market; and Buyer has filed all material required to be filed pursuant to all reporting obligations, under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve months immediately preceding the offer or sale of the SPCH Shares.

     4.7. SEC Filings/Full Disclosure. None of Buyer's filings with the Securities and Exchange Commission (the "Commission") since January 1, 1998 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; Buyer has, since January 1, 1998, timely filed all requisite forms, reports and exhibits thereto with the Commission; and Buyer's Annual Report on Form 10-KSB for the year ended December 31, 1997, Quarterly Reports on Forms 10-QSB for the quarters ended March 31, June 30, and September 30, 1998, and Buyer's Current Reports on Form 8-K (Date of Reports: February 11, 1998 and May 26, 1998) filed by Buyer with the Commission (collectively, the "SEC Reports") did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     There is no fact known to Buyer (other than general economic conditions known to the public generally) that has not been disclosed in writing to the undersigned which could reasonably be expected to materially and adversely affect the ability of Buyer to perform its obligations pursuant to this Agreement;

     4.8. Absence of Undisclosed Liabilities. Buyer has no material liabilities or obligations, absolute or contingent (individually or in the aggregate), except as set forth in the SEC Reports, including the financial statements included in the SEC Reports (collectively, the "Financial

Statements"), or as incurred in the ordinary course of business after the date of the Financial Statements;

     4.9. Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Buyer is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the SPCH Shares, or the consummation of any other transaction contemplated hereby;

     4.10. Investment Intent. Buyer is acquiring the X-ceed Shares for Buyer's own account, for investment only and not with a view to, or for sale in connection with, a distribution thereof or any part thereof, within the meaning of the Securities Act, and the rules and regulations promulgated thereunder, or any applicable state securities or blue-sky laws;

     4.11. Investor Status. Buyer is an accredited investor as such term is defined under Regulation D promulgated pursuant to the Securities Act ("Regulation D"); and, if there should by any material change in such status prior to the Closing, Seller will immediately advise Seller of such change in accredited investor status;

     4.12. Intent to Transfer. Buyer is not a party or subject to or bound by any contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge the X-ceed Shares or any part thereof to any person, and has no present intention to enter into such a contract, undertaking, agreement or arrangement;

     4.13. Sophistication of Buyer. Buyer, through its officers and directors, has evaluated the merits and risks of purchasing the X-ceed Shares and has such knowledge and experience in financial and business matters that Buyer is capable of evaluating the merits and risks of such purchase, is aware of and has considered the financial risks and financial hazards of purchasing the X-ceed Shares, and is able to bear the economic risk of purchasing the X-ceed Shares, including the possibility of a complete loss with respect thereto;

     4.14. Access to Information. Buyer has had access to such information regarding the business and finances of the Company, and has been provided the opportunity to discuss with the Company's management the business, affairs and financial condition of the Company and such other matters with respect to the Company as would concern a reasonable person considering the transactions contemplated by this Agreement and/or concerned with the operation of the Company including, without limitation, pursuant to a meeting and/or discussions with management of the Company;

     4.15. No Guarantees. That it never has been represented, guaranteed or warranted to Buyer by Seller, the Company or any of Seller's or the Company's officers, directors, agents, representatives or employees, or any other person, expressly or by implication, that:

               (a) Any gain will be realized by Buyer from Buyer's investment in the X-ceed Shares;

               (ii) That there will be any approximate or exact length of time that Buyer will be required to remain as a holder of the X-ceed Shares; or

               (iii) That the past performance or experience on the part of the Company, its predecessors or of any other person, will in any way indicate any future results of the Company;

     4.16. No Other Representations, Warranties, Covenants or Agreements of Seller. Except as set forth in this Agreement, or the documents referred to herein, Seller has not made any representation, warranty, covenant or agreement with respect to the matters contained herein;

     4.17. High Degree of Investment Risk. That the purchase of X-ceed Shares involves a high degree of risk and may result in a loss of the entire amount invested; that Seller has limited working capital and limited sources of financing available; that there is no assurance that the Company's operations will be profitable in the future; and that there is no assurance that a public market for shares of X-ceed Common Stock will continue to exist;

     4.18. State of Residence or Principal Place of Business. The address set forth at the beginning of this Agreement is Buyer's true and correct principal place of business, and Buyer has no present intention of relocating to any other country, state or jurisdiction;

     4.19. No Purchaser Representative. Buyer has not authorized any person or institution to act as Buyer's "purchaser representative" (as such term is defined in Rule 501 of Regulation D) in connection with Buyer's acquisition of the X-ceed Shares pursuant to this Agreement;

     4.20.  No  General  Solicitation.   Buyer  has  not  received  any  general
solicitation or general advertising regarding the purchase of any of the X-ceed Shares; and

     4.21. No Finder. There is no finder in connection with this transaction.


                 ARTICLE V - CONDITIONS TO OBLIGATIONS OF BUYER

     The obligations of Buyer under this Agreement are, at the option of Buyer, subject to the satisfaction at and prior to the Closing Date of the following conditions:

     5.1. Fulfillment of Covenants. All the terms, covenants and conditions of this Agreement to be complied with and performed by Seller on or before the Closing Date shall have been duly complied with and performed, and there shall have been delivered to Buyer a certificate to such effect dated the Closing Date, signed by Seller.

     5.2. Accuracy of Representations and Warranties. All of the representations and warranties made by Seller in this Agreement shall be true as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date, and Seller shall have delivered to Buyer a certificate to such effect, dated the Closing Date, and signed by Seller.

     5.3. No Litigation. There shall be no action, proceeding, investigation or pending or actual litigation the purpose of which is to enjoin or may be to enjoin the transactions contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon Buyer, or any of the officers or directors thereof, because of or due to, in many respects, the consummation of the transactions contemplated by this Agreement. There shall be no action, proceeding, investigation or pending or actual litigation against or with respect to the Company, Seller, outstanding shares of X-ceed Common Stock or the X-ceed Shares which could, in any way, invalidate or damage this Agreement or value of the assets which Buyer is acquiring pursuant to this Agreement.


                ARTICLE VI - CONDITIONS TO OBLIGATIONS OF SELLER

     The obligations of Seller under this Agreement are, at the option of Seller subject to the satisfaction at and prior to the Closing Date of the following conditions:

     6.1. Fulfillment of Covenants. All the terms, covenants and conditions of this Agreement to be complied with and performed by Buyer on or before the Closing Date shall have been duly complied with and performed, and there shall have been delivered to Seller a certificate to such effect dated the Closing Date, signed by Buyer's President and Secretary.

     6.2. Accuracy of Representations and Warranties. All of the representations and warranties made by Buyer in this Agreement shall be true as of the Closing Date with the same force and effect as though such representations and warranties had been made as of the Closing Date, and Buyer shall have delivered to Seller a certificate to such effect dated the Closing Date, signed by Buyer's President and Secretary.

     6.3. No Litigation. There shall be no action, proceeding, investigation or pending or actual litigation the purpose of which is to enjoin or may be to enjoin the transactions contemplated by this Agreement or which would have the effect, if successful, of imposing a material liability upon Seller because of or due to, in many respects, the consummation of the transactions contemplated by this Agreement. There shall be no action, proceeding, investigation or pending or actual litigation against or with respect to Buyer, the outstanding shares of SPCH Common Stock or the SPCH Shares which could, in any way, invalidate or damage this Agreement or value of the assets which Seller is acquiring pursuant to this Agreement.

     6.4. Filing of Certificate of Designation. Buyer shall have filed with the Secretary of State of the State of Delaware the Certificate of Designations, substantially in the form attached hereto as Exhibit 3.6 to this Agreement.


                              ARTICLE VII - CLOSING

     7.1. Closing Date. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Buyer's counsel, Kaufman & Associates, LLC, at

50 Charles Lindbergh Boulevard - Suite 206, Mitchel Field, New York 11553, at 10:00 a.m., local time, on December __, 1998 (the "Closing Date"), or such other time or place as shall be mutually agreed upon by the parties to this Agreement.

     7.2. Effectiveness. When the transactions contemplated by this Agreement are consummated on the Closing Date, the acquisition of the X-ceed Shares by Buyer and the acquisition of the SPCH Shares by Seller shall be effective as of the Effective Date.


                         ARTICLE VIII - INDEMNIFICATION

     8.1. Right of Indemnification. From and after the date hereof, each party hereto will indemnify and hold harmless the other party, and such other party's, its officers, directors, employees and agents against any and all liability, damage, deficiency, loss, cost or expense (including reasonable attorneys' fees and expenses) that are based upon or that arise out of any misrepresentation or breach of any warranty or agreement made by such party herein.

     8.2. Indemnification Procedure. Each party (the "Indemnified Party") entitled to indemnification under this Agreement shall give prompt notice to the party (the "Indemnifying Party") required to provide indemnification under this Agreement after such Indemnified Party has received actual knowledge of any third-party claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense, but only at such Indemnified Party's expense; and provided, further, that the omission by any Indemnified Party to give prompt notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligations under this Agreement, except to the extent that the omission results in a failure of actual prompt notice to the Indemnifying Party and such Indemnifying Party is damaged as a result of the failure to give prompt notice. No Indemnifying Party, in the defense of the such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand in the Indemnified Party's sole discretion. In any event, each Transferor and the Transferee shall cooperate in the defense of such action and the records of each shall be available to the other with respect to such defense.

     8.3. Indemnification Notice. Any notice of a claim by reason of any of the representations, warranties and agreements contained in this Agreement, shall state specifically the representation, warranty, covenant or agreement with respect to which the claim is made and the amount of liability asserted against the other party by reason of the claim. The representations, warranties, covenants, agreements and indemnities contained in this Agreement shall survive the execution and delivery of this Agreement, any examination by or on behalf of such parties, the Closing and the completion of the Transactions as contemplated herein.


                               ARTICLE IX - PROXY

     Seller hereby appoints the President of Buyer as attorney and proxy, with full power of substitution, in the name and place of Seller, to vote as proxy all of the SPCH Shares owned beneficially or of record by Seller in such manner as may be determined by the President of Buyer, in such President's sole discretion. Seller hereby acknowledges that Buyer would not agree to this Agreement in the absence of this proxy, that this proxy is a requirement for Buyer to enter into this Agreement and that this proxy is and shall at all times be irrevocable and coupled with an interest. Seller further acknowledges that this proxy shall remain in effect for ten years, except to the extent that the SPCH Shares subject to this proxy are no longer owned beneficially or of record by Seller or any member of their family or any affiliate thereof.


                               ARTICLE X - GENERAL

     10.1. Payment of Expenses. Each party shall bear its own expenses with respect to this Agreement and the transactions contemplated hereby.

     10.2. Consent to Jurisdiction and Waivers. The parties hereto each irrevocably consents that any legal action or proceeding against any of them under, arising out of or in any manner relating to, this Agreement or any other document delivered in connection herewith, may be brought in any court of the State of New York located within Nassau County or in the United States District Court for the Eastern District of New York. The parties hereto, by the execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding. The parties hereto further irrevocably consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by any other manner provided for in paragraph 9(d) below. The parties hereto hereby expressly and irrevocably waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non convenient or any similar basis. Nothing in this paragraph 9(b) shall affect or impair in any manner or to any extent the right of either party to commence legal proceedings or otherwise proceed against any other party hereto in any jurisdiction or to serve process in any manner permitted by law.

     10.3. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented without the written consent of each of the parties hereto. Any of the parties hereto may, by written notice to the other, (a) waive any of the conditions to its obligations hereunder or extend the time for the performance of any of the obligations or actions of the other, (b) waive any inaccuracies in the representations of the other contained in this Agreement or in any documents delivered pursuant to this Agreement, (c) waive compliance with any of the covenants of the other contained in this Agreement and (d) waive or modify performance of any of the obligations of the other. No action taken pursuant to this

Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action or compliance with any representation, warranty, condition or agreement contained herein. Waiver of the breach of any one or more provisions of this Agreement shall not be deemed or construed to be a waiver of other breaches or subsequent breaches of the same provisions.

     10.4. Notices. All notices, demands, requests, demands and other communications required or otherwise given under this Agreement shall be in writing and shall be deemed to have been duly given if: (i) delivered by hand against written receipt therefor, (ii) forwarded by a third party company or governmental entity providing delivery services in the ordinary course of business which guarantees delivery the following business day, (iii) mailed by registered or certified mail, return receipt requested, postage prepaid, or (iv) transmitted by facsimile transmission electronically confirmed for receipt, in full, by the other party no later than 5:00 pm, local time, on the date of transmission, addressed as follows:

     If to Seller, to:        Seafish Partners
                              c/o Estudio Chimel
                              Avenue Luis Maria Campos 799
                              1426 Capital Federal
                              Buenos Aires, Argentina

     If to Buyer, to:         3A Oak Road
                              Fairfield, New Jersey  07004
                              Attn.: President
                              Facsimile: (973) 808-2645

     with a copy to:          Kaufman & Associates, LLC
                              50 Charles Lindbergh Boulevard - Suite 206
                              Mitchel Field, New York  11553
                              Attn: Neil M. Kaufman, Esq.
                              Facsimile: (516) 222-5100

or, in the case of any of the parties hereto, at such other address as such party shall have furnished to each of the other parties hereto in accordance with this Paragraph 10.4. Each such notice, demand, request or other communication shall be deemed given (a) on the date of such delivery by hand,
(b) on the first business day following the date of such delivery to the overnight delivery service or facsimile transmission or (c) three business days following such mailing.

     10.5. Successors and Assigns: Holders and Third Parties as Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     10.6. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     10.7. Headings. The headings of the articles, sections, paragraphs and clauses in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings or interpretations of the terms contained therein.

     10.8. Governing Law. This Agreement and the rights, obligations and liabilities of the parties hereto shall be governed by and construed and interpreted in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

     10.9. Severability: Specific Enforcement. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law. Each of the parties hereto acknowledge that the other party(ies) hereto would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of any other party in this Agreement were not performed in accordance with its terms and therefore agrees that the other party(ies) shall be entitled to specific enforcement of such covenants or agreements and to injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

     10.10. Entire Agreement; Survival. This Agreement and the agreements referred to herein are intended by the parties as a final expression of their agreements and are intended to be a complete and exclusive statement of the agreements and understandings of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, with respect to the subject matter hereof, other than those set forth or referred to herein and therein. This Agreement and the agreements referred to herein are supersede all prior agreements and understandings between the parties with respect to such subject matters.

     10.11 Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties hereto. Neither party to this Agreement may assign or transfer any rights under this Agreement.

     10.12. Use of Certain Terms and References. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the term "or" shall be deemed to include the term "and/or;" singular or plural tenses shall be deemed to include the opposite whenever the context so indicates or requires; and article, section, subsection, paragraph, clause, schedule and exhibit references are to this Agreement unless otherwise specified.


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                   SELLER:
                                   SEAFISH PARTNERS


                                   /s/
                                   Partner


                                   BUYER:
                                   SOFTWARE PUBLISHING CORPORATION
                                    HOLDINGS, INC.



                                   By:/s/Mark E. Leininger
                                      Mark E. Leininger, President